                    SCHEDULE 14A INFORMATION
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X ]  Preliminary Proxy Statement
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                    HEARTLAND BANCSHARES, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                          March __, 1998





Dear Stockholder:

     We invite you to attend the 1998 Annual Meeting of Stockholders of Heartland Bancshares, Inc. to be held at the Herrin Civic Center, 101 S. 16th Street, Herrin, Illinois on
Thursday, April 30, 1998 at 2:00 p.m., local time. The accompanying Notice of Annual Meeting, the Company's Proxy
Statement, a White Proxy Card and the 1997 Annual Report to
Stockholders accompany this letter.

     You may have received materials from Barrett Rochman requesting that you support Mr. Rochman and an associate of his for election to the Company's Board of Directors. Mr. Rochman also seeks to present to the Annual Meeting the same proposal he presented last year that was soundly rejected by stockholders. We strongly urge you to support management's nominees and to once again reject Mr. Rochman's proposal.

     You are cordially invited to attend the Annual Meeting. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS
POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                         Sincerely,

                         [SIGNATURE]

                         Roger O. Hileman
                         President and Chief Executive Officer

________________________________________________________________
              HEARTLAND BANCSHARES, INC.
                 318 SOUTH PARK AVENUE
             HERRIN, ILLINOIS  62948-3604
                    (618) 942-7373
________________________________________________________________
       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
             TO BE HELD ON APRIL 30, 1998
________________________________________________________________

    NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders ("Annual Meeting") of Heartland Bancshares, Inc. (the "Company"), will be held at the Herrin Civic Center located at 101 S. 16th Street, Herrin, Illinois at 2:00 p.m., local time, on Thursday, April 30, 1998.

    A White Proxy Card and a Proxy Statement for the Annual
Meeting are enclosed.

    The Annual Meeting is for the purpose of considering and acting upon:

    1. The election of two directors of the Company to a three-year term;

    2. A stockholder proposal as described in the accompanying proxy statement, if properly presented at the Annual Meeting; and

    3. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

    Note: The Board of Directors is not aware of any other business to come before the Annual Meeting.

    Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 20, 1998, are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

    You are requested to fill in and sign the enclosed White Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The White Proxy Card will not be used if you attend and vote at the Annual Meeting in person.

    We urge you NOT to sign any blue proxy card you may receive from Mr. Rochman. If you wish to support your current Board, whether or not you have previously executed a blue proxy card solicited by Mr. Rochman, please complete, sign, date and return the enclosed WHITE PROXY CARD being solicited by your Board of Directors. ONLY YOUR LATEST DATED PROXY COUNTS.

    If your shares are registered in "street name," only your broker or bank can vote your shares and only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct that individual to vote on the White Proxy Card on your behalf today in accordance with the Board's recommendation.

                           BY ORDER OF THE BOARD OF DIRECTORS

                           [SIGNATURE]

                           CHRISTY L. CRIPPS
                           SECRETARY
Herrin, Illinois
March __, 1998
________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
________________________________________________________________

________________________________________________________________
                    PROXY STATEMENT
                          OF
              HEARTLAND BANCSHARES, INC.
                 318 SOUTH PARK AVENUE
             HERRIN, ILLINOIS  62948-3604

            ANNUAL MEETING OF STOCKHOLDERS
                    APRIL 30, 1998
________________________________________________________________

________________________________________________________________
                        GENERAL
________________________________________________________________

    This Proxy Statement and the enclosed White Proxy Card are furnished in connection with the solicitation of proxies by the Board of Directors of Heartland Bancshares, Inc. (the "Company") to be used at the 1998 Annual Meeting of Stockholders of the Company (the "Annual Meeting") which will be held at the Herrin Civic Center, 101 S. 16th Street, Herrin, Illinois on Thursday, April 30, 1998, at 2:00 p.m., local time. The accompanying Notice of Annual Meeting, this Proxy Statement and the White Proxy Card are being first mailed to stockholders on or about March __, 1998.

________________________________________________________________
                   VOTING SECURITIES
________________________________________________________________

    The securities entitled to vote at the Annual Meeting consist of the Company's common stock $0.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on March 20, 1998 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 876,875 shares of Common Stock issued and outstanding.

________________________________________________________________
          VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

    Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE COMPANY'S NOMINEES FOR DIRECTORS AND AGAINST THE STOCKHOLDER PROPOSAL. The White Proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, White Proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Other than the election of directors to the Board of Directors and the stockholder proposal, the Board of Directors is not currently aware of any other matters to be brought before the Annual Meeting. White Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. White Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

    Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. White Proxies may be revoked by written notice to the Secretary of the Company at the address above or the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A White Proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder alone at the Annual Meeting will not revoke such stockholder's proxy.

    The presence in person or by proxy of the holders of a one-third of the outstanding shares of the Company's common stock, $0.01 par value per share (the "Common Stock") entitled to vote at the Annual Meeting is necessary to constitute a quorum thereat.

      IF YOU WISH TO SUPPORT YOUR CURRENT BOARD, WHETHER OR
NOT YOU HAVE PREVIOUSLY EXECUTED A BLUE PROXY CARD SOLICITED BY MR. ROCHMAN, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD BEING SOLICITED BY YOUR BOARD OF DIRECTORS. ONLY YOUR LATEST DATED PROXY COUNTS.

________________________________________________________________
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
________________________________________________________________

    Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by any person or group of persons who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, the shares beneficially owned by the Company's Chief Executive Officer and shares beneficially owned by all directors and executive officers as a group. Other than as disclosed below, management knows of no person who beneficially owned more than 5% of the Common Stock at the Record Date.

                                      AMOUNT AND     PERCENT OF
                                      NATURE OF      SHARES OF
NAME AND ADDRESS                      BENEFICIAL     COMMON STOCK
OF BENEFICIAL OWNER                   OWNERSHIP(1)   OUTSTANDING(2)
-------------------                   ------------   --------------
Heartland Bancshares, Inc.             70,150 (3)       8.00%
Employee Stock Ownership Plan
318 South Park Avenue
Herrin, Illinois  62948-3604

Barrett Rochman                        69,438           7.92
P.O. Box 3074
Carbondale, Illinois 62901

All Directors and Executive
  Officers as a Group
  (8 persons)                          ______ (4)      ____

____________
(1) Includes all shares held directly as well as by spouses or as custodian or trustee for minor children, and shares held by a group acting in concert, over which shares the named individuals effectively exercise sole voting and investment power, or for a group acting in concert, share voting and investment power.
(2) In calculating the percentage ownership of each named individual and the group, the number of shares outstanding is deemed to include any shares of Common Stock which the individual or the group has the right to acquire within 60 days of the Record Date.
(3) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors Walker, Stevens, Youngblood, Cross and Calcaterra, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors.
(4) Includes ________ shares which have been allocated to the accounts of executive officers in the ESOP and ______ shares which may be purchased pursuant to options exercisable within 60 days of the Record Date. Does not include ______ unallocated shares held by the ESOP.


________________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
________________________________________________________________

    The Company's Board of Directors is currently composed of six members. Under the Company's Articles of Incorporation, directors are divided into three classes and elected for terms of three years each and until their successors are elected and qualified. At the Annual Meeting, directors will be elected for terms expiring at the Annual Meeting to be held in the year 2001. The Board of Directors has nominated Directors Roger O. Hileman and Charles Stevens, each to serve for an additional term of three years and until his successor is elected and qualified. Under Illinois law, directors are elected by a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors.

    Unless contrary instruction is given, the persons named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominees. If either of the nominees is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
NOMINEES LISTED BELOW.

    The following table sets forth, for the nominees and each continuing director, his name, age as of the Record Date, the year he first became a director of the Company's principal subsidiary, Heartland National Bank (the "Bank") (or its predecessor, First Federal Savings and Loan Association of Herrin (the "Association")), and the expiration of his current term as a director of the Company. Except as noted below, all such persons were initially appointed as directors of the Company in connection with the incorporation and organization of the Company and remained as such following the conversion of the Association from mutual to stock form, its reorganization into the holding company form of ownership as a subsidiary of the Company, and its subsequent conversion to a national bank (i.e., the Bank) (collectively, the "Conversion"). Each director of the Company is also a member of the Board of Directors of the Bank.

                                 YEAR FIRST                 SHARES OF
                                  ELECTED                  COMMON STOCK
                    AGE AS       DIRECTOR OF    CURRENT    BENEFICIALLY
                    OF THE       THE BANK OR     TERM      OWNED AT THE   PERCENT OF
NAME              RECORD DATE    ASSOCIATION   TO EXPIRE   RECORD DATE(1)  CLASS(2)
------------------------------------------------------------------------------------
                    BOARD NOMINEES FOR TERMS TO EXPIRE IN 2001

Roger O. Hileman      44          1995           1998         ______ (3)    ____%
Charles Stevens       63          1973           1998         26,226 (4)    2.99

                        DIRECTORS CONTINUING IN OFFICE

James C. Walker       71          1959           1999         26,226 (4)    2.99
Randall A. Youngblood 45          1991           1999         26,226 (4)    2.99
Paul R. Calcaterra    47          1992           2000         26,226 (4)    2.99
B.D. Cross            67          1976           2000         26,226 (4)    2.99

                    (footnotes on following page)

<footnotes for table on previous page)
[FN]
____________
(1) Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; stock allocated through certain employee benefit plans of the Company; stock in which the individual either has or shares voting and/or investment power and shares which the individual has the right to acquire at any time within 60 days of the Record Date. Each person or relative of such person whose shares are included herein exercises sole or shared voting and dispositive power as to the shares reported. Does not include shares with respect to which Directors Walker, Stevens, Youngblood, Cross and Calcaterra have "voting power" by virtue of their positions as trustees of the trust holding 70,150 shares under the Company's ESOP. The ESOP trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. Unallocated shares and allocated shares for which no timely direction is received are voted by the ESOP trustees in proportion to the participant-directed voting of allocated shares.
(2) In calculating the percentage ownership of each named individual, the number of shares outstanding is deemed to include any shares of the Common Stock which the individual has the right to acquire within 60 days of the Record Date.
(3) Includes ______ shares allocated to Mr. Hileman's account in the ESOP and 4,384 shares which may be acquired pursuant to options exercisable within 60 days of the Record Date.
(4) Includes 876 shares which may be acquired pursuant to options exercisable within 60 days of the Record Date.


    The principal occupation of each nominee for director and each continuing director of the Company for the last five years is set forth below.

    ROGER O. HILEMAN has been President and Chief Executive Officer of the Company since its inception and of the Bank since joining the Bank in June 1994. From 1983 until he joined the Bank, Mr. Hileman was Executive Vice President and Chief Executive Officer of Chester Savings Bank in Chester, Illinois. Mr. Hileman serves as a member of the Knights of Columbus and the Rotary Club. He is also a current member and director of the local Chamber of Commerce, the Shagbark Girl Scout Council Board (also serving on the Management Committee) and the City of Herrin Economic Development Committee and the Illinois League of Financial Institutions. He also serves on the Finance Committee of Our Lady of Mt. Carmel Catholic Church and is a member of various other civic organizations.

    CHARLES STEVENS owns and operates two Dairy Queen/Brazier restaurants in Carterville and Johnston City, Illinois, and the Country Cupboard Restaurant in Carterville, Illinois. He is a former board member of 1st Bank and Trust of Mt. Vernon/ Mercantile and a former chairman of National Dealer Marketing Council Board of International Dairy Queen. Mr. Stevens is a member and director of the Carterville Chamber of Commerce and the John A. Logan College Foundation Board. He is chairman of the Trustees and a Deacon at First Baptist Church in Carterville.

    JAMES C. WALKER has been retired since 1981. He is a current member of the Herrin Chamber of Commerce and the Herrin
Rotary Club. Prior to his retirement, Mr. Walker owned a chain of men's clothing stores.

    RANDALL A. YOUNGBLOOD is a self-employed Certified Public Accountant in Herrin, Illinois. He is also a Board member of Herrin Youth Sports and a member of the Herrin Rotary Club and the Accounting/Business Administration Advisory Committee.

    PAUL R. CALCATERRA is a self-employed merchant in the wholesale food and beverages industry. He is also a current member of the Herrin Chamber of Commerce, the Herrin Elks and Knights of Columbus.

    B.D. CROSS is a retiree of Southern Illinois University. Prior to his retirement, he was Director of Off-Campus Educational Programs in England, Germany and the United States. He has a degree in Finance, an advanced degree in Management, and was a certified computer professional. He supervised the Bank Simulation Game for the Illinois Banker's School and served as an executive officer for Mercantile Mortgage Co. and the Olin Corporation.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    The following sets forth information with respect to executive officers of the Company who do not serve on the Board of Directors.

                         AGE AT
NAME                  RECORD DATE    TITLE
----                  -----------    -----
Christy L. Cripps        42          Secretary/Treasurer

    Presented below is certain information concerning executive officers of the Company who are not directors. Unless otherwise stated, both executive officers have held the positions indicated for at least the past five years.

    CHRISTY L. CRIPPS has served in various capacities since joining the Bank in 1976. In 1982, Ms. Cripps was appointed Secretary/Treasurer of the Bank. She is also a current member of the Herrin Chamber of Commerce and Beta Sigma Phi, a service sorority.

________________________________________________________________
   MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
________________________________________________________________

    The Company's Board of Directors conducts its business through meetings of the Board. The Board of Directors of the Company generally holds regular monthly meetings and holds special meetings as needed. During the year ended December 31, 1997, the Board of Directors of the Company met 14 times and the Board of Directors of the Bank met 12 times. No director attended fewer than 75% in the aggregate of the total number of Board meetings of the Company or the Bank held while he was a member during the year ended December 31, 1997 and the total number of meetings held by committees on which he served during such fiscal year.

    The Company's Board of Directors has an Audit Committee consisting of Directors Calcaterra, Cross and Youngblood. The Committee met three times during the year ended December 31, 1997 to examine and approve the audit report prepared by the independent auditors of the Bank and its subsidiary, to review and recommend the independent auditors to be engaged by the Bank, to review the internal audit function and internal accounting controls, and to review and approve conflict of interest and audit policies.

    The Company's full Board of Directors acts as a Nominating Committee for the purpose of selecting the management nominees for election as directors of the Company in accordance with the
Company's Bylaws.   During the year ended December 31, 1997, the
Nominating Committee met twice. In its deliberations, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would allow the Board to continue its geographic diversity that provides for adequate representation of the Company's market area.

    The Company's Board of Directors acts has a Compensation Committee consisting of Directors Walker, Youngblood, Calcaterra
and Hileman.   This Committee met twice during the year ended
December 31, 1997. The Compensation Committee evaluates the compensation and fringe benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee morale. Directors of the Company who also are officers of the Company abstain from discussion and voting on matters affecting their compensation.

    In addition to the committees described above, the Board of Directors of the Bank has standing Loan, REO, Interest Rate
Risk, Building, Advertisement and Investment Committees.

________________________________________________________________
                DIRECTORS' COMPENSATION
________________________________________________________________

    Each member of the Company's and the Bank's Boards of Directors (the same six individuals) receives a monthly retainer of $200 plus $150 per Board meeting attended for their service as Company directors, and $400 per month plus $250 per Board meeting attended for their service as Bank directors. Members of the Board's Loan Committee receive an additional $25 per Loan Committee meeting attended. During the year ended December 31, 1997, directors' fees for service on the Company's and the Bank's Board totaled $47,400. Pursuant to the Heartland Bancshares, Inc. 1996 Stock Option and Incentive Plan (the "Option Plan"), non-employee directors of the Company received a one-time automatic grant of 4,384 stock options in 1997 at an exercise price equal to the fair market value on the date of grant ($14.00 per share). In addition, pursuant to the terms of the Heartland Bancshares, Inc. Management Recognition Plan, non-employee directors received a plan share award of 1,753 shares of restricted Common Stock in 1997.

    Director Retirement Plan. The Bank's Board of Directors adopted the First Federal Savings and Loan Association of Herrin Retirement Plan for Directors (the "Directors' Plan"), effective December 31, 1995, for its directors who were members of the Bank's Board of Directors at some time on or after the plan's effective date. On June 28, 1996, the date of completion of the Conversion, the Bank assumed the obligations of the Directors' Plan. Under the Directors' Plan, a bookkeeping account in each participant's name is credited with "Performance Units" according to the following formula: (i) 70 "Performance Units" for each full year of service as a director prior to 1996, plus
(ii) 100 Performance Units for each full year of service as a director after 1995, with the value of each Performance Unit equal to the average fair market value of one share of Common Stock as of December 31st of each of the three years preceding the determination date (or such shorter period as to which trading information is available). A participant's vested interest ("Vested Percentage") in Performance Units credited on the plan's effective date equals 50% if the participant serves on the Board for less than a year after December 31, 1995, increases to 75% if the participant completes 2 years of service after 1995, and becomes 100% if the participant completes a third year of service after 1995. In the event a participant's service on the Board is terminated due to death or disability, the participant's Vested Percentage becomes 100% regardless of the number of years of service. Performance Units credited after the plan's effective date are fully vested at all times.

    A participant's vested benefits under the Directors' Plan will be paid in substantially equal installments over a 10-year period after the participant's service as a director terminates for any reason, unless a director's service on the Board is terminated for "just cause." Notwithstanding the foregoing, a participant may elect, within 30 days after becoming a participant, to have his or her account paid in a single lump sum distribution or in annual payments over a period of less than ten years. If a participant dies before receiving all benefits payable under the Directors' Plan, such payments shall be made to his or her beneficiary or, if no beneficiary has been designated or if the designated beneficiary has predeceased the participant, to the participant's estate. Benefits under the Directors' Plan are nontransferable. The Bank will pay all benefits in cash from its general assets, and expects to establish a trust in order to hold assets with which to pay benefits. Trust assets will be subject to the claims of the Bank's general creditors. In the event a participant prevails over the Bank in a legal dispute as to the terms or interpretation of the Directors' Plan, he or she will be reimbursed for his or her legal and other expenses.


________________________________________________________________
       EXECUTIVE COMPENSATION AND OTHER BENEFITS
________________________________________________________________

    Summary Compensation Table. The following table sets forth cash and noncash compensation for the fiscal year ended
December 31, 1997 awarded to or earned by the Company's Chief
Executive Officer for services rendered in all capacities to the Company and its subsidiaries.

                                                                     LONG-TERM
                                                                 COMPENSATION AWARDS
                          ANNUAL COMPENSATION                  ------------------------
                       ------------------------                RESTRICTED    SECURITIES
NAME AND               FISCAL                    OTHER ANNUAL    STOCK       UNDERLYING   ALL OTHER
PRINCIPAL POSITION     YEAR    SALARY     BONUS  COMPENSATION  AWARD(S)(1)    OPTIONS    COMPENSATION
-----------------      ----    ------     -----  -------------  ------------ ----------  ------------
Roger O. Hileman       1997    $ 88,400   $ 10,093    $  --      $122,752      $ 21,921    $      (2)
  President and Chief  1996      84,000      8,405       --            --            --        --
  Executive Officer    1995      80,000      8,190       --            --            --      6,058

____________
(1) Calculated as the number of shares of restricted stock awarded (8,768 shares) multiplied by the closing market price of the Common Stock ($14.00) on the date of grant.
(2) Consists of value of shares allocated to ESOP account.


    OPTION GRANTS IN LAST FISCAL YEAR. The following table contains information concerning the grant of stock options under the Company's Option Plan to the Chief Executive Officer during
1997.

                                    % OF TOTAL
                    NUMBER OF        OPTIONS
                   SECURITIES       GRANTED TO
                    UNDERLYING       EMPLOYEES   EXERCISE    EXPIRATION
NAME              OPTIONS GRANTED     IN 1997      PRICE        DATE
----              ---------------   ----------   ---------   ----------
Roger O. Hileman      21,921          50.0%       $14.00      01/28/08

     Option Year-end Value Table. The following table sets forth information concerning the value of options held by the Chief Executive Officer at the end of the fiscal year. No options were exercised during 1997.

                                   NUMBER OF                   VALUE OF
                             SECURITIES UNDERLYING            UNEXERCISED
                               UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS
                               AT FISCAL YEAR-END          AT FISCAL YEAR-END (1)
                             --------------------------  -------------------------
NAME                         EXERCISABLE  UNEXERCISABLE  EXERCISABLE UNEXERCISABLE
----                         -----------  -------------  ----------- -------------
Roger O. Hileman                --          21,921          $  --      $35,622

___________
(1) Based on aggregate fair market value of the shares of Common Stock underlying the options at December 31, 1997 less aggregate exercise price. For purposes of this calculation, the fair market value of the Common Stock at December 31, 1997 is assumed to be equal to the closing market price of $15.625 per share. All options granted to Mr. Hileman were granted at an exercise price of $14.00 per share.

    Employment Agreements. The Company and the Bank entered into separate employment agreements (the "Employment Agreements") with Mr. Roger O. Hileman, President and Chief Executive Officer of the Bank and of the Company. In such capacities, Mr. Hileman is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Board of Directors. Such Boards believe that the Employment

Agreements assure fair treatment of Mr. Hileman in relation to his career with the Company and the Bank by assuring him of some financial security.

    The Employment Agreements became effective on June 28,
1996 and provide for a term of three years, with an annual base salary of $84,000. On each anniversary date from the date of commencement of the Employment Agreements, the term of his employment under the Employment Agreements may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of Mr. Hileman has met the required performance standards and that such Employment Agreements should be extended. Each Employment Agreement provides Mr. Hileman with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, and vacation and sick leave. The Employment Agreements will terminate upon his death or disability, and are terminable by the Company and Bank for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates Mr. Hileman's employment without just cause or takes action constituting a constructive discharge he will be entitled to a payment of his salary up to the Employment Agreement's expiration date, plus said salary for an additional 12-month period, and, at the Employee's election, either cash in an amount equal to the cost to him of obtaining health, life, disability, and other benefits through the Employment Agreement's expiration date, or continued participation under the Bank benefit plans through the Employment Agreement's expiration date, but only to the extent Mr. Hileman continues to qualify for participation therein. Amounts payable to Mr. Hileman will be paid, at the option of Mr. Hileman, either in periodic payments through the Employment Agreement's expiration date, or in one lump sum within ten (10) days of such termination. If the Employment Agreements are terminated due to the Mr. Hileman's "disability" (as defined in the Employment Agreements), Mr. Hileman will be entitled to a continuation of his salary and benefits for up to 180 days following such termination. In the event of Mr. Hileman's death during the term of the Employment Agreements, his estate will be entitled to receive his salary through the end of the month in which Mr. Hileman's death occurred. Severance benefits payable to Mr. Hileman or to his estate will be paid in a lump sum or in installments, as he (or his estate) elects. Mr. Hileman is able to voluntarily terminate his Employment Agreement by providing 90 days' written notice to the Boards of Directors of the Bank and the Company, in which case he is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

    The Employment Agreements contain provisions stating that in the event of Mr. Hileman's involuntary termination of employment in connection with, or within one year after, any change in control of the Bank or the Company, other than for "just cause," Mr. Hileman will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that Mr. Hileman receives on account of the change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the Employment Agreements, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank, at the beginning of such period, cease to constitute at least a majority of the Board of Directors of the Company or the Bank, provided the election of said directors was approved by at least a majority of the initial directors then in office. The Employment Agreement with the Bank provides that within 5 business days of a change in control, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times his base amount, that will be used to pay Mr. Hileman amounts owed to him upon termination, other than for just cause, within one year of the change in control. The Employment Agreements also provide for a similar lump sum payment to be made in the event of his voluntary termination of employment within 30 days of a change in control of the Bank or the Company. Alternatively, Mr. Hileman may voluntarily terminate his employment within one year of a change in control and be entitled to receive a similar payment, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by him, including (i) the requirement that he perform his principal executive functions more than 30 miles from his current primary office, (ii) a material reduction in his base compensation as then in effect, (iii) the failure of the Company or the Bank to maintain existing or substantially similar
employee benefit plans, (iv) the assignment to him of duties and responsibilities which are other than those normally associated with his position, (v) a material reduction in his authority and responsibility, and (vi) the failure to re-elect him to the Company's or the Bank's Board of Directors.

    The aggregate payments that would be made to Mr. Hileman, assuming his termination of employment under the foregoing circumstances at December 31, 1997, would have been approximately $251,000. In the event that Mr. Hileman prevails over the Company and the Bank in a legal dispute as to the Employment Agreement, he will be reimbursed for his legal and other expenses.

________________________________________________________________
             TRANSACTIONS WITH MANAGEMENT
________________________________________________________________

    The Bank offers loans to its directors and officers.
These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and to not involve more than the normal risk of collectibility or present other unfavorable features. The Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. At December 31, 1997, the Bank's loans to directors and executive officers totaled $584,796.49, or 4.8% of stockholders' equity at that date.

________________________________________________________________
                 ROCHMAN SOLICITATION
________________________________________________________________

    On January 30, 1998, Mr. Barrett Rochman, a stockholder of the Company, delivered a notice to the Company of his intent to nominate himself to the Board of Directors of the Company. The Board considered his request but opted to nominate Messrs. Hileman and Stevens, two current members of the Board. Subsequently, Mr. Rochman filed proxy materials with the Securities and Exchange Commission indicating his intention to solicit proxies to elect himself and David A. Burns to the Board and in favor of the stockholder resolution described below. Mr. Rochman has also mailed to certain stockholders a letter informing such stockholders of his intention to conduct this solicitation in opposition to management. Assuming such nominations are properly made and the proposal properly submitted to the Annual Meeting, the Company urges stockholders to vote against these opposition nominees and against the stockholder proposal.

    Stockholders wishing to vote on the stockholder resolution will be afforded an opportunity to do so on the White Proxy Card being distributed by the Company and enclosed herewith.

    YOUR BOARD OF DIRECTORS URGES STOCKHOLDERS TO VOTE THEIR
PREFERENCES ON THE COMPANY'S WHITE PROXY CARD AND TO DISCARD
ALL BLUE PROXY CARDS BEING DISTRIBUTED BY MR. ROCHMAN.

    THE BOARD URGES YOU TO SUPPORT ITS CONTINUING EFFORTS TO
MAXIMIZE STOCKHOLDER VALUE FOR ALL STOCKHOLDERS OF THE
COMPANY BY VOTING FOR THE BOARD'S NOMINEES ON THE WHITE PROXY
CARD.

________________________________________________________________
          PROPOSAL 2 -- STOCKHOLDER PROPOSAL
________________________________________________________________

    Mr. Barrett Rochman, 1345 E. Park, Carbondale, Illinois
62901, who beneficially owns 69,438 shares of Common Stock has submitted the following proposal:

         RESOLVED, that the shareholders of Heartland
     Bancshares, present in person or by proxy, recommend that the Board of Directors (a) engage the services of an investment banking firm or other appropriate consultant which specializes in financial institutions to make recommendations to the Board of Directors as to specific actions designed to improve earnings of Heartland Bancshares and enhance shareholder values, and (b) prepare a report regarding the investment banking firm's recommendations, at reasonable expense, for distribution to shareholders within six months of the 1998 Annual Meeting of Shareholders.

MANAGEMENT'S STATEMENT IN OPPOSITION

    The Board is aware of its fiduciary duties to Company stockholders and is committed to the exploration and consideration of strategies to enhance earnings and stockholder
value.   The Board, because of its significant stock ownership
and only one management director, also believes its interests are aligned with that of Mr. Rochman and all stockholders. To that end, the Board engaged Ferguson & Company, a nationally recognized financial institutions consulting firm, to assist in its ongoing strategic planning process and have therefore already substantially completed the goal of this proposal. The Board believes that engaging any other consultant or investment bankers to prepare a report for stockholders would be an unnecessary expense at this time. While the Board strives to keep its stockholders well informed through detailed public filings with the Securities and Exchange Commission and through its Annual Report which accompanies this Proxy Statement, common sense will tell you that no business distributes its detailed business plan to its stockholders.

    The Board remains open to all opportunities with the potential to enhance stockholder value. However, the Board believes that the adoption of Mr. Rochman's proposal at this time could create an uncertain public atmosphere which, in its judgment, would disadvantage the Company in any current or future efforts to pursue successfully various value-enhancing strategies. Additionally, responding to proposals of this type takes the Board's time and attention and the Company's resources away from what we all agree to be the primary goal: improving the Company's earnings and otherwise enhancing stockholder value.

________________________________________________________________
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

    Pursuant to regulations promulgated under the Exchange
Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on the Company's review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

    The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

________________________________________________________________
   RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
________________________________________________________________

    Gray Hunter Stenn, LLP, which were the Company's independent auditors for the 1997 fiscal year, have been retained by the Board of Directors to be the Company's auditors for the 1998 fiscal year. A representative of Gray Hunter Stenn, LLP is expected to be present at the Annual Meeting to respond to appropriate stockholders' questions and will have the opportunity to make a statement if he so desires.

________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

    The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. As of the date of this Proxy Statement, the Company estimates its expenditures in connection with this solicited are $__________, excluding the costs normally expended by the Company for a solicitation for election of directors in the absence of a proxy contest.

    The Company's 1997 Annual Report to Stockholders, including financial statements, accompanies this Proxy Statement, which has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

    In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 318 South Park Avenue, Herrin, Illinois 62948-3604 no later than November ___, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

________________________________________________________________
                      FORM 10-KSB
________________________________________________________________

    A COPY OF THE COMPANY'S FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, HEARTLAND BANCSHARES, INC., 318 SOUTH PARK AVENUE, HERRIN, ILLINOIS 62948-3604.

                           BY ORDER OF THE BOARD OF DIRECTORS

                           [SIGNATURE]

                           Christy L. Cripps
                           Secretary
Herrin, Illinois
March __, 1998
                         ADDITIONAL INFORMATION

                                    TRANSACTIONS IN SHARES
                                      OF THE COMPANY'S
NAME AND BUSINESS ADDRESS            COMMON STOCK (1)(2)
-------------------------          ----------------------

Paul R. Calceterra                 25,000 shares - 6/28/96 (3)
821 N. 29th Street                 350 shares - 1/28/98 (4)
Herrin, Illinois  62948

B.D. Cross (5)                     25,000 shares - 6/28/96 (3)
                                   350 shares - 1/28/98 (4)

Roger O. Hileman                   10,000 shares - 7/1/96 (3)
318 South Park Avenue              11,000 shares - 7/1/96 (3)
Herrin, Illinois  62948             3,000 shares - 7/2/96 (3)
                                   ______ shares - 12/31/96 (6)
                                    1,753 shares - 1/28/98 (4)

Charles Stevens                    25,000 shares - 6/28/96 (3)
1000 W. Grand Avenue               350 shares - 1/28/98 (4)
Carterville, Illinois  62918

James C. Walker (5)                25,000 shares - 6/28/96 (3)
                                   350 shares - 1/28/98 (4)

Randall A. Youngblood              25,000 shares - 6/28/96 (3)
305 N. 16th Street                 350 shares - 1/28/98 (4)
Herrin, Illinois  62948

__________
(1) The Company's initial public offering was completed on June 28, 1996. No shares were issued or outstanding prior to the date.
(2) A part of the purchase price of the shares purchased by certain directors represented funds borrowed from a financial institution. The current outstanding balance of each such loan is as follows: Mr. Calceterra: $______, Mr. Hileman: $________ and Mr. Stevens: $________.
(3)   Purchase
(4)   Vesting of restricted stock
(5)   Retired
(6)   ESOP allocation.

     Except as described elsewhere Company's Proxy Statement, none of the persons listed above, nor any of their associates, have any contracts, arrangements or understandings with any person with respect to any securities of the Company, any arrangement or understanding with any person with respect to any future transactions to which the Company or its affiliates will be a party.

                    REVOCABLE PROXY
              HEARTLAND BANCSHARES, INC.

            ______________________________
            ANNUAL MEETING OF STOCKHOLDERS
                    April 30, 1998
            ______________________________


    The undersigned hereby appoints Randy Youngblood, Paul Calceterra and B.D. Cross with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Heartland Bancshares, Inc. which the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the Herrin Civic Center, 101 S. 16th Street, Herrin, Illinois on Thursday, April 30, 1998 at 2:00 p.m., local time, and at any and all adjournments thereof, as indicated below and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting.

                                                        VOTE
                                                FOR    WITHHELD
                                                ---    --------
  1.  The election as directors of all the

      nominees listed below (except as
      marked to the contrary below).           [   ]    [   ]

      Roger O. Hileman
      Charles Stevens

      INSTRUCTION:  To withhold your vote for
      any individual nominee, insert that nominee's name on the line provided below.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
NOMINEES LISTED ABOVE.

                                       FOR    AGAINST  ABSTAIN
                                       ---    -------  -------
  2.  Stockholder proposal             [  ]     [   ]    [  ]


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THE ABOVE LISTED PROPOSAL.
________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE AND AGAINST THE STOCKHOLDER PROPOSAL. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSONS AS DIRECTORS WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
________________________________________________________________

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, the Company's Proxy Statement for the Annual Meeting and an Annual Report for the 1997 fiscal year.

Dated: _______________________, 1998


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
If shares are held jointly, each holder should sign.

________________________________________________________________
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.
________________________________________________________________